SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              April 22, 2004
                                                --------------------------------

                                  Advanta Corp.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-14120                23-1462070
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(State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)           Identification No.)


         Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                       19477
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (215) 657-4000
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         (Former Name or Former Address, if Changed Since Last Report)

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

99.1 Press Release issued April 22, 2004 regarding financial results for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition


The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended.

On April 22, 2004, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 22, 2004 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated April 8, 2004. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Advanta Corp.
                                               -----------------
                                               (Registrant)


Date: April 22, 2004
                                               By: /s/ Elizabeth H. Mai
                                                   --------------------
                                                   Elizabeth H. Mai
                                                   Senior Vice President,
                                                   Secretary and General Counsel

                                  EXHIBIT INDEX



Exhibit           Description                                 Method of Filing
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99.1              Press release issued April 22, 2004         Filed herewith
                  regarding financial results for
                  the quarter ended March 31, 2004